UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     March 15, 2005

TC PipeLines, LP

(Exact name of registrant as specified in its charter)

Delaware	000-26091	52-2135448
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Turnpike Road, Suite 203 Westborough, Massachusetts		01581
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (508) 871-7046

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure

On March 15, 2005, TC PipeLines, LP (the “Partnership”) issued a press release announcing an offering of 3,500,000 common units owned by its general partner and an affiliate, both indirect subsidiaries of TransCanada Corporation.  The underwriters have the option to purchase up to 525,000 additional common units on the same terms and conditions to the extent more than 3,500,000 common units are sold in the offering.  A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

On March 16, 2005, the Partnership’s management began making presentations to various investor groups.  For the benefit of all investors, a copy of that presentation is attached as Exhibit 99.2.  The slide presentation utilizes the non-GAAP financial measures of cash from investments and discretionary cash.  Cash from investments is defined as cash from operations plus return of capital.  The GAAP measure most directly comparable to cash from investments is cash from operations.  The Partnership believes that investors benefit from a financial measure that represents the total cash flow received as a result of the Partnership’s respective partial ownership of each of Northern Border Pipeline Company and Tuscarora Gas Transmission Company.  The Partnership considers cash from investments an important measure to assist its investors in evaluating its business performance.  A reconciliation of cash from investments to cash from operations is presented in Slide 22.  Discretionary cash is defined as cash from investing activities less return of capital, plus cash from financing activities less distributions paid, plus changes in cash and working capital and other.  The GAAP measure most directly comparable to discretionary cash is cash from investing activities.  The Partnership believes that investors benefit from a financial measure which depicts its cash flow position before investing and financing decisions.  The Partnership considers discretionary cash a useful measure to assist its investors in evaluating its business performance.  A reconciliation of discretionary cash to cash from investing activities is presented in Slide 21.

The information in this report is being furnished, not filed, pursuant to Item 7.01 of Form 8-K.  Accordingly, the information in this report, including the press release and the slide presentation, will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01               Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Press Release, dated March 15, 2005.

99.2	TC PipeLines, LP Common Unit Offering March 2005 slide presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PIPELINES, LP

	By:	TC PipeLines GP, Inc.
its general partner

Date: March 16, 2005	By:	/s/ Maryse C. St.-Laurent
		Name:	Maryse C. St. Laurent
		Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 15, 2005.

99.2	TC PipeLines, LP Common Unit Offering March 2005 slide presentation.